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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 23, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of October 1, 2001, providing for the issuance of the CHL Mortgage Pass-Through Trust 2001-23, Mortgage
                  Pass-Through Certificates, Series 2001-23).


                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                    333-64564                95-4596514
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)



           4500 Park Granada
           Calabasas, California                                91302
          (Address of Principal                              (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Item 5.  Other Events.

     On October 23, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-23. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of October 1, 2001, by and among the Company, the Seller, the Master Servicer and the Trustee.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CWMBS, INC.



                                                     By: /s/ Celia Coulter
                                                         Celia Coulter
                                                         Vice President



Dated:  March 28, 2002


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                                 Exhibit Index


Exhibit                                                             Page

99.1.           Pooling and Servicing Agreement,
                dated as of October 1, 2001, by
                and among, the Company, the Seller,
                the Master Servicer and the Trustee.                  6



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